==============================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):   August 7, 2006


                             INTERLINE BRANDS, INC.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


             001-32380                                    03-0542659
------------------------------------------------------------------------------
     (Commission File Number)                (IRS Employer Identification No.)


 801 W. BAY STREET, JACKSONVILLE, FLORIDA                   32204
------------------------------------------------------------------------------
 (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (904) 421-1400

                                 NOT APPLICABLE
------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 7, 2006, Interline Brands, Inc., a Delaware corporation (NYSE: IBI) (the "Company") issued a press release announcing its financial results for the second quarter ended June 30, 2006. The press release is furnished as
Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

       (d)   EXHIBITS

             EXHIBIT
             NUMBER          DESCRIPTION
             -------         -----------

             99.1 Press release of the Company, dated August 7, 2006, announcing its financial results for the fiscal quarter ended June 30, 2006.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INTERLINE BRANDS, INC.



                                            By: /s/ Thomas J. Tossavainen
                                                -------------------------------
                                                Name:   Thomas J. Tossavainen
                                                Title:  Chief Financial Officer


DATE:  August 7, 2006

                               INDEX TO EXHIBITS


       EXHIBIT
       NUMBER          DESCRIPTION
       -------         -----------

       99.1 Press release of the Company, dated August 7, 2006, announcing its financial results for the fiscal quarter ended June 30, 2006.